                                                                      Exhibit 24


                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman of the Board, Chief Executive Officer and Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Leslie G. McCraw
                                   ---------------------------------
                                   Leslie G. McCraw

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ J. Michal Conaway
                                   --------------------------------
                                   J. Michal Conaway

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Carroll A. Campbell, Jr.
                                   --------------------------------
                                   Carroll A. Campbell, Jr.

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Don L. Blankenship
                                   --------------------------------
                                   Don L. Blankenship

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Thomas L. Gossage
                                   --------------------------------
                                   Thomas L. Gossage

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Peter J. Fluor
                                   --------------------------------
                                   Peter J. Fluor

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ David P. Gardner
                                   --------------------------------
                                   David P. Gardner

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ William R. Grant
                                   --------------------------------
                                   William R. Grant

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Bobby R. Inman
                                   --------------------------------
                                   Bobby R. Inman

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Robert V. Lindsay
                                   --------------------------------
                                   Robert V. Lindsay

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Buck Mickel
                                   --------------------------------
                                   Buck Mickel

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of September, 1997.



                                   /s/ Dean R. O'Hare
                                   --------------------------------
                                   Dean R. O'Hare

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 3rd day of September, 1997.



                                   /s/ Vilma S. Martinez
                                   --------------------------------
                                   Vilma S. Martinez

                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, deferred compensation obligations of Fluor under the Fluor Executive Deferred Compensation Program and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 3rd day of September, 1997.



                                   /s/ Martha R. Seger
                                   --------------------------------
                                   Martha R. Seger